UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 15, 2008
AVNET, INC.
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)
(480) 643-2000
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02 Results of Operations and Financial Condition
The disclosures contained in Item 7.01 below, including Exhibit 99.1 attached hereto, are incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On April 15, 2008, Avnet issued a press release regarding the preliminary results of operations for the third quarter of fiscal 2008 ended March 29, 2008 and an updated guidance for the fourth quarter of fiscal 2008. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release, dated April 15, 2008.

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated April 15, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2008	AVNET, INC. Registrant
	By:	/s/ Raymond Sadowski
		Name:	Raymond Sadowski
		Title:	Senior Vice President and Chief Financial Officer